                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 20, 1997



                     CRESCENT REAL ESTATE EQUITIES COMPANY
             (formerly known as Crescent Real Estate Equities, Inc.)

              (Exact name of Registrant as specified in its Charter)


        Texas                   1-13038                    52-1862813
(State of Organization) (Commission File Number) (IRS Employer Identification
                                                             Number)
777 Main Street, Suite 2100
Fort Worth, Texas                                             76102
( Address of Principal Executive                            (Zip Code)
Offices)

                                 (817) 877-0477
            (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         FOUNTAIN PLACE. On June 20, 1997, the Company entered into a contract to acquire Fountain Place for approximately $114 million from an unaffiliated entity. Upon completion of the acquisition which is expected to occur by the end of October 1997, subject to various closing conditions, the Company will hold fee simple title to Fountain Place. Fountain Place, a 60-story Class A office property, is located in the Central Business District ("CBD") of Dallas, Texas, approximately three blocks west of the Company's Trammell Crow Center office property. Construction of the office property was completed in 1986. Situated on approximately 1.84 acres, Fountain Place contains approximately 1.2 million square feet of net rentable space with a three level underground parking structure that accommodates approximately 899 cars, as well as surface parking that accommodates 343 cars. Management believes that Fountain Place is suitable and adequate for continued use as a Class A office property and is adequately covered by insurance.

         The Company expects to finance the acquisition of Fountain Place by assuming $97.1 million of nonrecourse indebtedness and financing the remaining $16.9 million through a draw under the Company's unsecured $450 million credit facility from a consortium of banks led by BankBoston, N.A. The $97.1 million loan with The Chase Manhattan Bank is secured by Fountain Place. The loan bears interest at the LIBOR rate (as defined in the loan documents) plus 1.75% (7.47% at August 31, 1997), adjusted monthly. The loan provides for payments of interest only throughout the term with a final payment of $97.1 million due upon maturity in September 2001. The loan may be prepaid in whole or in part subject to certain prepayment conditions.

         Fountain Place was 94% leased as of June 30, 1997, with a weighted average base rental rate per square foot of $12.89 (a weighted average full-service rental rate of $14.92). Fountain Place is leased to approximately 25 tenants, the major tenants having principal businesses in the industry sectors of oil and gas exploration and refining, government agencies, and professional services (accounting and law). There are three tenants in Fountain Place leasing more than 10% of the total net rentable square footage. As of June 30, 1997, Hunt Consolidated, Inc., an international oil and gas exploration and refining conglomerate, leased approximately 299,000 net rentable square feet (approximately 24.9% of the net rentable square footage of Fountain Place) pursuant to a lease that expires in December 1999. The current base rental rate per square foot is $19.00 which remains in effect throughout the remainder of the lease term. The lease provides for three 5-year renewal options at 90% of the then-prevailing market rental rate. As of June 30, 1997, the Environmental Protection Agency, a governmental agency, leased approximately 251,000 net rentable square feet (approximately 20.8% of the net rentable square footage of Fountain Place) pursuant to a lease that expires in February 2017. Effective February 1998, base rental payments commence (following a first year rental abatement) at a rate of $12.41 per square foot which remains in effect throughout the remainder of the lease term. The lease provides for a termination option after the tenth year with one year written notice and subject to a penalty payment pursuant to the lease. The lease does not provide a renewal option. As of June 30, 1997, Jenkens & Gilchrist, a national law firm, leased approximately 168,000 net rentable square feet (approximately 14.0% of the net rentable square footage of Fountain Place) pursuant to a lease that expires in June 2009. The current base rental rate per square foot of $13.00 increases to $16.00 per square foot effective July 2001 and to $19.00 effective July 2006. The lease provides for one 5-year renewal option at the rental rate then charged by landlord for comparable space in the building.

         The Dallas CBD submarket consists of 18.3 million square feet of Class A office space, which was approximately 30.6% of Dallas' total Class A office space at June 30, 1997. At June 30, 1997, the Dallas CBD Class A office space was 79% occupied, and the average quoted market rental rate for such space was $19.48 per square foot.

         Upon completion of this acquisition, the aggregate tax basis of depreciable real property and improvements and personal property for Fountain Place for federal income tax purposes will be approximately $114 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for real property and improvements and the double declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1996 realty tax rate for real property was $2.681 per $100 of the $83.8 million assessed value. The total amount of tax at this rate for 1996 was approximately $2.3 million.

         For the year ended December 31, 1996, and the five months ended May 31, 1997, utility expense was approximately $1.7 million and $.7 million, respectively, and expenses for repairs, maintenance and contract services were approximately $3.6 million and $1.5 million, respectively.

         The Company does not plan to renovate Fountain Place, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth Fountain Place's year-end occupancy and average base rent per leased square foot (excluding storage space) for the five years ended December 31, 1996, and for the six months ended June 30, 1997.

          YEAR                 OCCUPANCY              AVERAGE BASE RENT(1)
          ----                 ---------              -----------------
          1992                     88%                       $17.39

          1993                     89                         16.96

          1994                     90                         17.66

          1995                     92                         17.64

          1996                     94                         17.15

         6/30/97                   94                         14.00


(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square footage for the year or period and excluding expenses payable by or reimbursed from the tenants.

     The following table sets forth a schedule of lease expirations for leases in place as of June 30, 1997, for Fountain Place, for each of the 10 years beginning with the remainder of 1997, assuming that none of the tenants exercises renewal options and excluding 72,045 square feet of unleased space.

                                                                                                   ANNUAL
                                                                                                  BASE RENT
                                                                                                    PER
                                                        PERCENTAGE                 PERCENTAGE OF   SQUARE
                                       NET RENTABLE     OF LEASED                  TOTAL ANNUAL   FOOT FOR
                          NUMBER OF   AREA SUBJECT TO  NET RENTABLE   ANNUAL BASE    BASE RENT      NET
                         TENANTS WITH    EXPIRING      AREA SUBJECT   RENT UNDER    REPRESENTED   RENTABLE
                           EXPIRING       LEASES       TO EXPIRING     EXPIRING     BY EXPIRING     AREA
YEAR OF LEASE EXPIRATION    LEASES    (SQUARE FEET)      LEASES        LEASES(1)      LEASES    EXPIRING(1)
------------------------ ---------------------------------------------------------------------------------
1997                           4         61,318            5.4%       $1,247,960        6.6%       $20.35
1998                           2          2,395             .2            40,658         .2         16.98
1999                           4        425,466           37.7         7,647,042       40.3         17.97
2000                           6         29,646            2.6           389,043        2.1         13.12
2001                           5         66,917            5.9         1,124,189        5.9         16.80
2002                           0              0            0.0                 0        0.0          0.00
2003                           1         22,830            2.0           359,282        1.9         15.74
2004                           0              0            0.0                 0        0.0          0.00
2005                           2         96,667            8.6         1,786,571        9.4         18.48
2006                           0              0            0.0                 0        0.0          0.00
2007 and thereafter            3        422,982           37.6         6,360,348       33.6         15.03

_________________

(1) Calculated based on base rent payable as of the expiration date of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and excluding expenses payable by or reimbursed from the tenants.

         Certain matters discussed within this Form 8-K may be interrupted to be forward-looking statements within the meaning of the federal securities laws. Although Crescent Real Estate Equities Company ("Crescent Equities" and, collectively with its subsidiaries, the "Company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that these expectations will be realized. Factors that could cause actual results to differ materially from current expectations include the failure of pending investments to close, changes in general economic conditions, changes in local real estate conditions, changes in industries in which the Company's principal tenants compete, the failure to timely lease unoccupied square footage, the failure to timely release occupied square footage upon expiration of leases, the inability to generate sufficient revenues to meet debt service payments and operating expenses, the unavailability of equity and debt financing and other risks described in the Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

         Fountain Place

         Report of Independent Public Accountants

         Statements of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1996 and the five month period ended May 31, 1997.

         Notes to Statements.

    (b)  PRO FORMA FINANCIAL INFORMATION

         Pro Forma financial statements for the Company as prescribed by
         Article 11 of Regulation S-X will be provided in an amendment to this 8K.

    (c)  EXHIBITS

         The following is a list of all exhibits filed as a part of this Form
         8-K.

             Exhibit No.      Description of Exhibit
             -----------      ----------------------
                 23.01        Consent of Arthur Andersen LLP, Independent
                              Public Accountants, dated September 30, 1997
                              (filed herewith).

                                   SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 30, 1997          CRESCENT REAL ESTATE EQUITIES COMPANY




                                    By:     /s/ Dallas. E Lucas
                                        --------------------------------------
                                        Dallas E. Lucas
                                        Senior Vice President and
                                          Chief Financial and Accounting Officer

                         INDEX TO FINANCIAL STATEMENTS


                                                                            PAGE

FOUNTAIN PLACE

    Report of Independent Public Accountants . . . . . . . . . . . . . . . . F-3

    Statements of Excess of Revenues Over Specific Operating Expenses for
    the Year Ended December 31, 1996 and the Five Month Period Ended May
    31, 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-4

    Notes to Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . F-5

FOUNTAIN PLACE

Statements Of Excess Of Revenues Over
Specific Operating Expenses
For The Year Ended December 31, 1996,
And The Five Month Period Ended May 31, 1997

Together With Report Of Independent Public Accountants

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of Fountain Place for the year ended December 31, 1996, and the five month period ended May 31, 1997. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of Fountain Place for the year ended December 31, 1996, and the five month period ended May 31, 1997, in conformity with generally accepted accounting principles.


                                           ARTHUR ANDERSEN LLP



Dallas, Texas,
   July 23, 1997

                                 FOUNTAIN PLACE


                        STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1996,
                  AND THE FIVE MONTH PERIOD ENDED MAY 31, 1997




                                              December 31,         May 31,
                                                 1996               1997
                                              ------------        ----------
REVENUES:
   Office rent                                 $18,920,706        $7,523,968
   Parking                                       1,003,465           415,852
   Recoveries                                    1,934,493           918,133
   Other                                           648,730           254,579
                                              ------------        ----------

                                                22,507,394         9,112,532
                                              ------------        ----------

SPECIFIC OPERATING EXPENSES:
   Real estate taxes                             2,250,067         1,174,762
   Utilities                                     1,720,973           720,101
   Repairs, maintenance, and contract services   3,563,067         1,529,122
   Salaries                                      1,070,729           502,839
   General and administrative                      375,787           223,369
   Management fees                                 648,505           243,322
   Insurance                                       205,864            80,829
                                              ------------        ----------

                                                 9,834,992         4,474,344
                                              ------------        ----------

EXCESS OF REVENUES OVER SPECIFIC
   OPERATING EXPENSES                          $12,672,402        $4,638,188
                                               ===========        ==========





       The accompanying notes are an integral part of these statements.

                                 FOUNTAIN PLACE


                   NOTES TO STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      MAY 31, 1997, AND DECEMBER 31, 1996



1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Fountain Place (the "Property") is a 58-story office tower located in the central business district of Dallas, Texas. The Property contains approximately 1,200,000 rentable square feet as well as an underground parking garage.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate future minimum rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.  BASIS OF ACCOUNTING:

The accompanying statements of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1996, and the five month period ended May 31, 1997, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.  PROPERTY MANAGEMENT:

Chubb Realty of Texas, Inc. (the "Manager"), a wholly owned subsidiary of Bellemead Development Corporation, has had an arrangement to manage the Property since August 1995. The Manager requires a management fee of 3.25% of gross rental receipts, as defined. Total management fees for the year ended December 31, 1996, and the five month period ended May 31, 1997, were approximately $649,000 and $243,000, respectively.

4.  SIGNIFICANT TENANTS:

The largest tenant of the Property occupies approximately 300,000 square feet, or 25%, of the total square footage. This lease expires in December 1999. The second largest tenant of the Property occupies approximately 251,000 square feet, or 21%, of the total rentable square footage. This lease expires in February 2017.

EXHIBIT INDEX

Exhibit Number                                Description
--------------                                -----------
   23.01                  Consent of Arthur Andersen LLP, Independent Public
                          Accountants, dated September 30, 1997 (filed herewith)